EXHIBIT 10.1

AMENDMENT #1 TO AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT

and RESTATEMENT OF AMENDED FEE LETTERS

THIS AMENDMENT #1 TO AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT AND RESTATEMENT OF AMENDED FEE LETTERS (this “Amendment”) is entered into by the undersigned parties as of August 6, 2008 with respect to

(1)           the Amended and Restated Credit and Security Agreement dated as of November 7, 2007 by and among Boston Scientific Funding LLC, a Delaware limited liability company (“Borrower”), Boston Scientific Corporation, a Delaware corporation, as initial Servicer, Old Line Funding, LLC, a Delaware limited liability company (“Old Line”), Victory Receivables Corporation, a Delaware corporation (“Victory”), The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, individually as a Liquidity Bank for Victory and as Victory Agent and Royal Bank of Canada, a Canadian chartered bank acting through a New York branch, in its capacity as Liquidity Bank for Old Line, as Old Line Agent and as Administrative Agent, as amended from time to time (the “Credit and Security Agreement”); and

(2)           each of the Amended Fee Letters described in the Credit and Security Agreement, as restated pursuant hereto (the “Fee Letters”).

Unless defined elsewhere herein, capitalized terms used in this Amendment shall have the meanings assigned to such terms in the Credit and Security Agreement.

RECITALS

WHEREAS, the Borrower, the initial Servicer, Victory, Old Line, The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, individually as a Liquidity Bank and as Victory Agent and Royal Bank of Canada, individually, as a Liquidity Bank and as Administrative Agent entered into the Credit and Security Agreement;

WHEREAS, the Borrower has requested that the Agents amend the Credit and Security Agreement as hereinafter set forth; and

WHEREAS, as a condition to agreeing to the requested amendment to the Credit and Security Agreement, the Agents have requested the restatement of the Fee Letters hereinafter set forth.

NOW THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

1.           Amendments to Credit and Security Agreement.

The following definitions in the Credit and Security Agreement are hereby amended and restated in their entirety to read as follows:

“Liquidity Termination Date” means, for any Group, August 5, 2009 (unless such date is extended from time to time in the sole discretion of the Liquidity Bank in such Group).

 “Scheduled Termination Date” means, as to each Liquidity Bank, the earlier to occur of August 5, 2009 and the date on which its Liquidity Commitment terminates in accordance with the Liquidity Agreement to which it is a party, in either of the foregoing cases, unless extended by agreement of such Liquidity Bank in accordance with Section 1.8.

2.           Restatement of Amended Fee Letters.

(a)           The “Program Fee” (under and as defined in each of the Amended Fee Letters) is hereby increased by 32.5 basis points per annum as reflected in the restated Fee Letters entered into pursuant hereto.

(b)           The “Unused Fee” (under and as defined in each of the Amended Fee Letters is hereby increased by 12.5 basis points per annum as reflected in the restated Fee Letters entered into pursuant hereto.

3.           Conditions Precedent to Effectiveness.  The effectiveness of this Amendment is subject to the conditions precedent that:

(a)           The Agents shall have received counterparts hereof duly executed by each of the parties hereto,

(b)           Each Agent shall have received a restated Fee Letter (reflecting the amendments thereto described herein), dated as of the date hereof, duly executed by each of the parties thereto,

(c)           Victory shall have received counterparts of an amendment to the Victory Liquidity Agreement extending the term thereof to August 5, 2009, and

(d)           Old Line shall have received counterparts of an amendment to the Old Line Liquidity Agreement extending the term thereof to August 5, 2009.

The signatures of Victory and Old Line on counterparts of this Amendment shall constitute confirmation that conditions (c) and (d), respectively, have been satisfied.

4.           Representations and Warranties.  In order to induce the Conduits, the Liquidity Banks, the Agents and the Administrative Agent to execute, deliver and perform this Amendment, the Loan Parties hereby represent and warrant that after giving effect to this Amendment, each of the representations and warranties set forth in Section 6.1 (other than Sections 6.1(b) and 6.1(g)) of the Credit and Security Agreement and Sections 2.1(b) and 2.1(g) of

the Receivables Sale Agreement) is true and correct in all material respects on and as of the date hereof (except for representations and warranties stated to refer to a specified earlier date, in which case such representations and warranties are true and correct as of such earlier date); provided that the preceding materiality standard shall not apply to those representations and warranties which themselves contain materiality standards.

5.           Scope of Amendment.  Except as expressly amended hereby, each of the Credit and Security Agreement and the Fee Letters remains in full force and effect in accordance with its terms and this Amendment shall not by implication or otherwise alter, modify, amend or in any way affect any of the other terms, conditions, obligations, covenants or agreements contained in the Credit and Security Agreement or Fee Letters, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

6.           Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

7.           Counterparts.  This Amendment may be executed in any number of counterparts (including by way of facsimile or electronic transmission) and each of such counterparts shall for all purposes be deemed an original, and all such counterparts shall together constitute but one and the same instrument.

<Signature pages follow>

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

BOSTON SCIENTIFIC FUNDING LLC

By: ____________________
Name:  Milan Kofol
Title:  Treasurer

BOSTON SCIENTIFIC CORPORATION, as Servicer

By: ____________________
Name:  Milan Kofol
Title:  Vice President, Treasurer

OLD LINE FUNDING, LLC

BY: ROYAL BANK OF CANADA, ITS ATTORNEY-IN-FACT

By: ____________________
Name:
Title:

ROYAL BANK OF CANADA,
individually as a Liquidity Bank, as Old Line Agent and as Administrative Agent

By: ____________________
Name:
Title:

By: ____________________
Name:
Title:

VICTORY RECEIVABLES CORPORATION

By: ____________________
Name:
Title:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as a Liquidity Bank

By: ____________________
Title:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as Victory Agent

By: ____________________
Name:
Title: